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                              The Oberweis Funds
                     Supplement Dated November 4, 2001 To
                         Prospectus Dated May 1, 2001

This supplement provides revised disclosure about the portfolio manager for the Oberweis Emerging Growth Portfolio ("Emerging Growth Portfolio") and the Oberweis Micro-Cap Portfolio ("Micro-Cap Portfolio")(together, the "Portfo-lios"), two portfolios of The Oberweis Funds (the "Fund"). This information updates applicable information in the section titled "Management of the Port-folios--Investment Adviser--Portfolio Managers" on page 13 of the Prospectus dated May 1, 2001.

  James D. Oberweis has managed the Emerging Growth and Micro-Cap Portfolios since inception. James W. Oberweis has managed the Oberweis Mid-Cap Portfolio since its inception in 1996. Effective November 4, 2001, James W. Oberweis is also co-portfolio manager of the Emerging Growth and Micro-Cap Portfolios along with James D. Oberweis and has responsibility for making daily invest-ment decisions on behalf of the Portfolios. Prior to November 4, 2001, James
W. Oberweis assisted in managing the Portfolios.

  The addition of James W. Oberweis as co-portfolio manager of the Portfolios arises from the upcoming United States Senate campaign of James D. Oberweis. On November 4, 2001, James D. Oberweis announced his candidacy for the Repub-lican nomination for the United States Senate seat for the State of Illinois to occur in March 2002. To ensure that adequate management of the Portfolios will continue without interruption, James W. Oberweis will share responsibil-ity with James D. Oberweis in managing the Portfolios and assume daily management of the Portfolios.

                       Supplement Dated November 4, 2001